                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                  ___________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT:    AUGUST 22, 1997
                                          ---------------



                        MERIDIAN POINT REALTY TRUST '83
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                            (State of Organization)



               0-12166                                  94-6542723
         (Commission File No.)                     (IRS Employer I.D. #)


     655 MONTGOMERY STREET, SUITE 800
            SAN FRANCISCO, CA                              94111
 (Address of Principal Executive Offices)               (Zip Code)



     Registrant's telephone number, including area code:    (415) 981-4900



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 22, 1997, Meridian Point Realty Trust '83, a California business trust (the "Company"), sold Charleston Business Park, located in Mountain View, California (the "Property"). The Property consists of six research and light industrial buildings, aggregating 119,041 square feet on an 8-acre site adjacent to the Bayshore Freeway. The Property was sold to 2400 Charleston Associates, LLC, a California limited liability corporation (the "Buyer"). No relationship exists between the Buyer and the Company, any Company affiliate, any Company director or officer, or any associate of any Company director or officer.

     The total purchase price for the Property was $13,000,000 less a $1,350,000 credit for potential remediation work and related costs, resulting in a net sales price of $11,650,000. The purchase price was paid entirely in cash. Out of escrow, the Company used $4,557,500 of the sales proceeds to pay off existing financing on the Property and used or will pay $1,071,000 to pay brokerage commissions, prepayment penalty on early retirement of debt and closing costs associated with the transaction. This will represent a gain of approximately $4,350,000.

     As a result of the sale of the Charleston property, the board of trustees on August 22, 1997 declared a dividend in the amount of $3.00 cash per share payable on September 12, 1997 to shareholders of record on September 2, 1997.

     Since the Charleston Property was the Company's sole remaining real estate holding, the board of trustees is in the process of evaluating the options available, including the sale or termination of the Company. The Company's remaining assets consist almost entirely of cash and cash equivalents. The Company will retain assets to satisfy its liabilities, as well as to cover overhead and operating expenses.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Pro forma financial information.  The following pro forma financial
          --------------------------------
          statements are filed as part of this report:

          Pro forma Balance Sheet as of June 30, 1997 (unaudited)

          Pro Forma Statement of Operations for the Six Month Period Ended June 30, 1997 (unaudited.

          Pro Forma State of Operations for the Year Ended December 31, 1996 (unaudited).

     (c)  Exhibits. The following exhibits are attached to this report:
          ---------

          10.1 Purchase and Sale Agreement entered into August 4, 1997 by and between Meridian Point Realty Trust '83, a California business trust and 2400 Charleston Associates, LLC, a California limited liability corporation.

          28.1 Press Release dated August 22, 1997.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              By:  MERIDIAN POINT REALTY TRUST '83



                                   By:  /s/ Lorraine O. Legg
                                        -------------------
                                        Lorraine O. Legg
                                        President

Date:  September 5, 1997

                        MERIDIAN POINT REALTY TRUST '83
                            PRO FORMA BALANCE SHEET
                              AS OF JUNE 30, 1997
                                  (UNAUDITED)

The following statement sets forth the unaudited, pro forma Balance Sheet of the Company as of June 30, 1997 as if the sale of the Charleston Business Park property and payment of the dividend of $3.00 per share had occurred on that date.

                                                                                 PRO FORMA            PRO FORMA
                                                                  ACTUAL        ADJUSTMENTS            RESULTS
                                                               -------------   -------------         ------------
ASSETS
- ------
Investment in Real Estate:
       Rental Properties, Net                                   $  8,724,742    ($8,724,742)         $         --
       Less:  Accumulated Depreciation                            (2,532,066)     2,532,066                    --
- -----------------------------------------------------------------------------------------------------------------
                                                                   6,192,676     (6,192,676)                   --
Other Assets:
       Cash and Cash Equivalents                                   4,299,259      6,232,149    (1)      3,257,574
                                                                                  1,821,020    (2)
                                                                                 (9,094,854)   (3)
       Restricted Cash                                             1,821,020     (1,821,020)   (2)             --
       Capitalized Loan Costs, Net                                    13,833        (13,833)                   --
       Capitalized Lease Commissions, Net                             26,284        (26,284)                   --
       Other Assets, Net                                             168,326        (97,589)               70,737
- -----------------------------------------------------------------------------------------------------------------

Total Assets                                                    $ 12,521,398    ($9,193,087)         $  3,328,311
=================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Liabilities:
       Mortgage Note Payable                                    $  4,567,652    ($4,567,652)   (4)   $        --
       Accounts Payable                                               15,941        235,000    (5)        250,941
       Tenant Deposits and Other Liabilities                         174,102       (122,480)               51,622
- -----------------------------------------------------------------------------------------------------------------
            Total Liabilities                                      4,757,695     (4,455,132)              302,563
- -----------------------------------------------------------------------------------------------------------------

Shareholders' Equity:
       Shares of Beneficial Interest -  $1.00 stated
         value; authorized - unlimited,
         3,031,618 shares issued and outstanding                   3,031,618                            3,031,618
       Paid-in Capital                                            22,755,694                           22,755,694
       Distributions in Excess of Income                         (18,023,609)     4,356,899    (6)    (22,761,564)
                                                                                 (9,094,854)   (3)
- -----------------------------------------------------------------------------------------------------------------
       Total Shareholder's Equity                                  7,763,703     (4,737,955)            3,025,748
- -----------------------------------------------------------------------------------------------------------------

Total Liabilities and Shareholders' Equity                      $ 12,521,398    ($9,193,087)         $  3,328,311
=================================================================================================================

(1)  Represents the net cash proceeds received from the sale of the Property
(2) Represents restricted cash becoming available for general purposes of the Company.
(3)  Represents distribution of $3.00 per share, payable September 12, 1997.
(4) Represents the principal balance of the mortgage note securing the Property.
(5) Represents the additional commission payable in connection with the sale of the Property.
(6)  Represents the approximate gain on the sale of the Property

                        MERIDIAN POINT REALTY TRUST '83
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)

The following statement sets forth the unaudited, pro forma Statement of Operations of the Company for the six month period ended June 30, 1997 as if the sale of the Charleston Business Park property had occurred on that date.

                                                                 PRO FORMA            PRO FORMA
                                                 ACTUAL         ADJUSTMENTS            RESULTS
                                                --------        ------------         -----------
REVENUES:
- ---------
Rental Income                                   $711,058          ($711,058)         $       --
Interest and Other                               140,606                                140,606
- -----------------------------------------------------------------------------------------------
Total Revenues                                   851,664           (711,058)            140,606
- -----------------------------------------------------------------------------------------------

EXPENSES:
- ---------
Interest and Amortization of Loan Costs          205,512           (205,512)   (1)           --
Property Taxes                                    61,693            (61,693)                 --
Property Operating Costs                         175,710           (115,710)   (2)       60,000
General and Administrative                       144,548                                144,548
Depreciation and Amortization                     13,846            (13,846)                 --
- -----------------------------------------------------------------------------------------------
Total Expenses                                   601,309           (396,761)            204,548
- -----------------------------------------------------------------------------------------------

Net Income (Loss)                               $250,355           (314,297)         ($  63,942)
===============================================================================================

Net Income (Loss) per Common Share                 $0.08                                 ($0.02)
===============================================================================================

(1) Represents the interest expense on the underlying mortgage note on the Property.
(2) Represents operating costs incurred for the maintenance of the Property. Pro forma balance represents management fee paid to E & L Associates, Inc.

                        MERIDIAN POINT REALTY TRUST '83
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

The following statement sets forth the unaudited, pro forma Statement of Operations of the Company for the year period ended December 31, 1996 as if the sale of the Charleston Business Park property had occurred on that date.

                                                                   PRO FORMA            PRO FORMA
                                                  ACTUAL          ADJUSTMENTS            RESULTS
                                                ----------        ------------         -----------
REVENUES:
- ---------
Rental Income                                   $2,026,861        $(1,274,648)         $  752,213
Interest and Other                                 264,902                                264,902
- -------------------------------------------------------------------------------------------------
Total Revenues                                   2,291,763         (1,274,648)          1,017,115
- -------------------------------------------------------------------------------------------------

EXPENSES:
- ---------
Interest and Amortization of Loan Costs            651,111           (418,525)   (1)      232,586
Property Taxes                                     183,136           (104,019)             79,117
Property Operating Costs                           664,101           (183,788)   (2)      480,313
General and Administrative                         324,007                                324,007
Depreciation and Amortization                      372,240           (166,539)            205,701
- -------------------------------------------------------------------------------------------------
Total Expenses                                   2,194,595           (872,871)          1,321,724
- -------------------------------------------------------------------------------------------------

Income Before Gain on Sale of Properties            97,168           (401,777)           (304,609)
Gain on Sale of Properties                       2,582,606                              2,582,606
- -------------------------------------------------------------------------------------------------

Net Income (Loss)                               $2,679,774          $(401,777)         $2,277,997
=================================================================================================

Net Income (Loss) per Common Share                   $0.88                                  $0.75
=================================================================================================

(1) Represents the interest expense on the underlying mortgage note on the Property.
(2) Represents operating costs incurred for the maintenance of the Property. Pro forma balance represents operating costs of other properties owned by the Company until February 22, 1996, the management fee paid to E & L Associates, Inc. and management reimbursements paid to the former manager, Meridian Point Properties, Inc.